UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 2, 2008
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

1-43	DELAWARE	38-0572515
(Commission File Number)	(State or other jurisdiction of	(I.R.S. Employer
	incorporation)	Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
General Motors Corporation: Restructuring Plan for Long-Term Viability
Reconciliations of non-GAAP financial measures
Press release issued on December 2, 2008 regarding submission of plan to U.S. government

ITEM 8.01	OTHER EVENTS
On Tuesday December 2, 2008, at the request of the U.S. government, General Motors Corporation (GM) submitted to the Senate Banking Committee and the House of Representatives Financial Services Committee the General Motors Corporation: Restructuring Plan for Long-Term Viability, which is attached as Exhibit 99.1. The plan contains certain non-GAAP financial measures, as defined in Regulation G. The reconciliations of these non-GAAP financial measures to the closest equivalent item presented in accordance with generally accepted accounting principles in the United States are attached as Exhibit 99.2.
Forward-Looking Language
In this filing and in related comments by our management, our use of the words “expect,” “anticipate,” “estimate,” “goal,” “target,” “believe,” “improve,” “intend,” “potential,” “continue,” “designed,” “opportunity,” “risk,” “may,” “will,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: market acceptance of our products; shortages of and price volatility for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions. Our most recent reports on SEC Forms 10-K, 10-Q and 8-K provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing

Exhibit 99.1	General Motors Corporation:
Restructuring Plan for Long-Term
	Viability	Attached as Exhibit
Exhibit 99.2	Reconciliations of non-GAAP
	Financial measures	Attached as Exhibit

Exhibit 99.3	Press release issued on December 2, 2008
	regarding submission of plan to U.S. government	Attached as Exhibit
* * * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: December 2, 2008	By:	/s/ NICK S. CYPRUS
(Nick S. Cyprus, Controller
and Chief Accounting Officer)